SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) July 22, 2003 (July 22, 2003)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-12699             95-4803544
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    (State or Other Jurisdiction       (Commission         (IRS Employer
          of Incorporation)            File Number)      Identification No.)

                  3100 Ocean Park Blvd., Santa Monica, CA       90405
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                  (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

          99.1 Press Release of Activision, Inc., dated July 22, 2003.

Item 9. Regulation FD Disclosure.

     On July 22, 2003, Activision, Inc. issued a press release announcing its first quarter results. The press release is attached hereto as Exhibit 99.1.

     This information is also being furnished pursuant to Item 12 -- Results of Operations and Financial Condition, of Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

                                         ACTIVISION, INC.

                                         By:/s/ Ronald Doornink
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                                              Name:  Ronald Doornink
                                              Title: President